SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

January 17, 2023

(Date of earliest event reported)

TransAct Energy Corp.

(Exact name of registrant as specified in its charter)

Nevada	333-139746	98-0515445
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit 367 – 1901 Cornwall Ave, Bellingham, WA 98225

(Address of principal executive offices, including zip code)

+1 360 510 0752

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

This current report and its exhibit may include forward-looking statements. TransAct Energy Corp. based these forward-looking statements on its current expectations and projections about future events in light of its knowledge of facts as of the date of this current report and its assumptions about future circumstances. Forward-looking statements are subject to various risks and uncertainties that may be outside the control of TransAct Energy Corp. TransAct Energy Corp, has no obligation to publicly update or revise any forward-looking statements, whether due to new information, future events, or otherwise.

Item 4.01 Changes in Registrant’s Certifying Accountant

(a)The Board of Directors (the “Board”) of TransAct Energy Corp (the “Company”) elected in 2011 to cease the use of the Company’s independent registered public accounting firm Pritchett, Siler & Hardy, P.C. (“PSHPC”) due to cashflow restraints and the then requirements of the Over-the-Counter Bulletin Board (“OTC”) regarding audited financials and public disclosure. December 31, 2010, was the last audit performed by PSHPC and was since acquired by Haynie & Company CPAs on January 1, 2018.

(b)On September 23, 2021, Issuer Services of the OTC advised the Company, because of its unaudited financial reporting and the amendments to SEC Rule 15c211 that were adopted earlier that year, they were considered Pink No Information and as of September 28, 2021 would be moved to the Expert Market.

(c)To reinstate the company back to a retail trading status the Board authorized and instructed the Company to engage the law firm of Dykema Gossett PLLC as outside counsel to advise with respect to the process the Company should undertake to be compliant with the amended 15c211. It was determined that at least two full years of audits (2021 and 2022) of the Company’s financial statements would need to be filed with the SEC.

(d)The company has been using DFK a global tax, audit, and accounting services organization since it adopted a global tax strategy in selecting accountants in each country it intends to operate, the Company had utilized DFK affiliates in both Ireland and Mexico and felt it would be in its best interest for both its US accounting firm and independent auditors.

(e)The Board resolved to engage Geffen Mesher a DFK affiliate as the Company’s US accountants and engaged RJI International CPAs (“RJI”) as the Company’s auditors on February 7th, 2023. RJI is engaged to audit the 2021 and 2022 financial years. RJI is also a DFK affiliate.

Item 7.01 Regulation FD Disclosure

Action Stock Transfer Corporation (“Action”) transitioned all of its transfer agent and shareholder support provider accounts including the Companies to Securities Transfer Corporation (“STC”), effective December 2nd, 2022. All the Company's documents and records held by Action were transferred to STC during December 2022. The Company’s Board of Directors authorized management to engage in a formal agreement with STC on January 17th, 2023.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TRANSACT ENERGY CORP.

Date:  February 9, 2023

By: /s/ Roderick C. Bartlett

Roderick C. Bartlett

President and Chief Executive Officer